EXHIBIT N0. 99.1


                     WORLD WIRELESS COMMUNICATIONS, INC.
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (UNAUDITED)

                                                      March 31,   December 31,
                                                         2000         1999
                                                     ------------  -----------
                                    ASSETS

Current Assets
    Cash and cash equivalents                        $ 8,886,709   $   893,849
    Investment in securities available-for-sale          195,605       130,403
    Trade receivables, net of allowance for doubtful
       accounts                                          440,726       723,355
    Other receivables                                     58,052           584
    Inventory                                             53,196       201,815
    Prepaid expenses                                      65,180        10,924
                                                     -----------   -----------
     Total Current Assets                              9,699,468     1,960,930
                                                     -----------   -----------
Equipment, net of accumulated depreciation and
   impairments                                           121,024       192,252
                                                     -----------   -----------
Goodwill, net of accumulated amortization                342,860       385,718
                                                     -----------   -----------
Other Assets, net of accumulated amortization             51,051        39,314
                                                     -----------   -----------

Total Assets                                         $10,214,403   $ 2,578,214
                                                     ===========   ===========
                                 (Continued)

                     WORLD WIRELESS COMMUNICATIONS, INC.
              CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
                               (UNAUDITED)


                                                      March 31,   December 31,
                                                         2000         1999
                                                     ------------  -----------

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Trade accounts payable                           $    312,466  $   547,978
    Accrued liabilities                                   378,423      338,112
    Accrued lease obligation on abandoned office and
     manufacturing facility                             1,674,364    1,756,924
    Notes payable                                          43,333    3,324,827
    Obligation under capital leases - current portion      86,775      119,226
                                                     ------------  -----------
      Total Current Liabilities                         2,495,361    6,087,067
                                                     ------------  -----------
Long-Term Obligation Under Capital Leases                  17,394       84,968
                                                     ------------  -----------
Mandatorily Redeemable 10% Preferred Stock,
 $0.001 par value; 1,000,000 shares authorized;
 950 shares designated mandatorily redeemable;
 0 and 950 shares issued and outstanding;
 liquidation preference of $1,000,658                          -       950,000
                                                     ------------  -----------
Stockholders' Equity (Deficit)
    Common stock - $0.001 par value; 50,000,000
      shares authorized; issued and outstanding:
      30,517,049 shares at March 31, 2000 and
      21,250,015 shares at December 31, 1999               30,516       21,250
    Additional paid-in capital                         48,672,406   35,242,864
    Unrealized gain on marketable equity securities       120,605       55,403
    Unearned compensation                                 (48,294)     (48,294)
    Receivable from shareholder                           (66,828)     (66,828)
    Accumulated deficit                               (41,006,757) (39,684,707)
                                                     ------------  -----------
      Total Stockholders' Equity (Deficit)              7,701,648   (4,480,312)
                                                     ------------  -----------

Total Liabilities and Stockholders' Equity           $ 10,214,403  $ 2,578,214
                                                     ============  ===========

                             WORLD WIRELESS COMMUNICATIONS, INC.
                        NOTE TO CONDENSED CONSOLIDATED BALANCE SHEETS

The accompanying condensed consolidated balance sheets are prepared by the Company without review or audit by the Company's independent certified public accountants. Certain information and note disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These condensed consolidated balance sheets should be read in conjunction with the audited financial statements and notes thereto included in the annual report on Form 10-K filed for the period ended December 31, 1999.